Exhibit 10.8

Exhibit 99.8 Loan No. 901000544 ENVIRONMENTAL INDEMNITY THIS ENVIRONMENTAL INDEMNITY (this “Indemnity”) is given this ,.3rd day of April, 2013, by, WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company, (collectively, “Borrower”), and GTJ REALTY, LP, a Delaware limited partnership (“Guarantor”), to and for the benefit of GENWORTH LIFE INSURANCE COMPANY, a Delaware corporation (“Lender”). Borrower and Guarantor are individually and collectively referred to in this Indemnity as “Indemnitor.” RECITALS Borrower has applied to Lender for a loan (“Loan”) in the amount of FIFTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($15,100,000.00). The Loan will be evidenced by a Promissory Note (“Note”) and secured by a Mortgage, Assignment of Rents and Leases, and Security Agreement (“Mortgage”) on real property (“Property”) located in Morris County, New Jersey, and legally described on Exhibit A. Lender would not be willing to make the Loan without this Indemnity. NOW, THEREFORE, in consideration of the financial benefits to Indemnitor from the Loan, the receipt and sufficiency of which are hereby acknowledged by Indemnitor, and to induce Lender to make the Loan, Indemnitor agrees as follows: 1. Indemnity. To the fullest extent permitted by applicable law, Indemnitor shall defend, protect, hold harmless, and indemnity Lender and its affiliates and their shareholders, directors, officers, employees, attorneys, and agents from and against any and all claims, demands, penalties, fees, liens, damages, losses, expenses, and liabilities arising out of or in any way connected with any alleged or actual past or future presence on, under or about the Property of any Hazardous Substance from any cause whatsoever (collectively “Liabilities”); it being intended that Indemnitor shall be strictly and absolutely liable without regard to any fault by Indemnitor other than Liabilities directly caused by the willful conduct or gross negligence of Lender or its agents or employees. “Hazardous Substance” shall mean any hazardous, toxic or dangerous substance, waste or material which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean up, including without limitation any substance, waste or material which now or hereafter is (A) designated as a “hazardous substance” under or pursuant to the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.),(B) defined as a “hazardous waste” under or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), (C) defined as a “hazardous substance” in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq. .),or (D) defined or listed as a “hazardous substance” or “hazardous waste” pursuant to N.J.S.A. § 13:1D-37, a “hazardous substance” pursuant to N.J.S.A. § 13:1K-8, a “hazardous substance” pursuant to N.J.S.A.v § 58:10-23.1lb, a “hazardous pollutant”, “pollutant” or “toxic pollutant” pursuant to N.J.S.A. § 58:10A-3, or a “hazardous substance” pursuant to N.J.S.A. § 58:10A-22. Notwithstanding the foregoing, this Indemnity shall not relate to any Hazardous Substance which is introduced to the Property (A) by Lender, its agents or employees or (B) subsequent to (x) the date of Indemnitor’s record conveyance of title to the Property, provided that such conveyance is effected upon written consent of Lender and otherwise in compliance with Article IV of the Mortgage, or (y) the date Lender or any third-party purchaser acquires title to the Property as a result of foreclosure or deed in lieu of foreclosure (any such date being hereinafter referred to as the “Transfer Date”); provided, however, that Indemnitor shall bear the burden of proof that the introduction and initial release of such Hazardous Substance (i) occurred subsequent to the Transfer Date, (ii) did not occurs as a result of any action of Indemnitor, and (iii) did not occur as a result of continuing migration or release of any Hazardous Substance introduced prior to the Transfer Date in, on, under or near the Property. 1

 2. Payment: Third Party Claims. All amounts payable under this Indemnity shall be paid within twenty (20) days after Lender’s delivery of written demand to Indemnitor. Any amount not paid when due shall thereafter bear interest at ten percent (10%) per annum (or the maximum rate permitted by applicable law if that is less). In the event of any disputed third party claim subject to this Indemnity, Lender shall have the right to choose its own legal counsel (at Indemnitor’s expense) and make all decisions relating to the dispute, including without limitation the litigation strategy and the terms of any settlement. 3. Default: Remedies. The occurrence of any of the following shall constitute an “Event of Default” under this Indemnity: (a) any breach by Indemnitor of any provision of this Indemnity; or (b) any other failure by Indemnitor to perform when due any obligation on its part to be performed hereunder. Upon the occurrence of a default by Indemnitor under this Indemnity, Lender may, in its sole discretion, (i) declare the same to constitute an event of default under the Mortgage and exercise any and all remedies provided therein for an event of default, (ii) bring a court action to enforce the provisions of this Indemnity, and/or (iii) exercise any other right or remedy available to Lender under any other document or instrument now or hereafter existing or at law or in equity. 4. Subrogation of Indemnity Rights. If Indemnitor fails to perform any of its obligations under this Indemnity, Lender shall be subrogated to any rights Indemnitor may have against any former, present or future owners, tenants or other occupants or users of all or any part of the Property, relating to the matters covered by this Indemnity. 5. Recourse. Indemnitor shall be fully and personally liable for all of Indemnitor’s obligations under this Indemnity to the full extent of such liability and without regard to the original principal balance of the Loan and shall not be subject to any non-recourse or other limitation of liability provision of the Note or the Mortgage. 6. Independent Obligations: Survival. Indemnitor’s obligations under this Indemnity are unconditional, unsecured, and separate, independent and distinct from the obligations evidenced by the Note and secured by the Mortgage. No repayment of the Note or discharge, reconveyance or foreclosure of the Mortgage or any other termination of the lien thereof shall terminate or otherwise affect Indemnitor’s obligations under this Indemnity, which obligations shall, to the fullest extent permitted by applicable law, survive repayment of the Note and reconveyance of the Mortgage, and any sale or other transfer of the Property, whether by sale, foreclosure, deed in lieu of foreclosure, or otherwise. 7. Fees and Expenses. Indemnitor shall reimburse Lender within twenty (20) days of written demand for all reasonable legal fees and other costs and expenses incurred in enforcing this Indemnity, together with interest thereon from the date due until paid at ten percent (10%) per annum (or the maximum rate permitted by applicable law if that is less). Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgment collection proceedings. 8. Miscellaneous. The obligations under this Indemnity of each Indemnitor shall be joint and several. This Indemnity shall be binding upon Indemnitor and its heirs, representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. This Indemnity shall be governed under the laws of the State of New Jersey. Lender’s rights and remedies under this Indemnity shall be in addition to any other rights and remedies available to Lender under any other document or instrument now or hereafter existing or at law or in equity. The failure of Lender to promptly enforce any right or remedy under this Indeminty shall not constitute a waiver thereof and shall not affect or impair the liability Indemnitor. If any provision of this Indemnity is invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Indemnity and the remaining provisions shall continue in full force and effect as if the invalid provision had not been included. Any notice to Indemnitor under this Indemnity shall be to the address given below, or such other address as may be designated by Indemnitor in writing, and shall be deemed to have been given on the date delivered in the case of personal delivery or, if mailed, three (3) days after the postmark thereof. Any amendment, waiver, discharge or termination of this Indemnity or any provision hereof must be in writing and signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. 2

 IN WITNESS WHEREOF, Indemnitor hereby executes this Indemnity as of the day and year first above written. INDEMNITOR: WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: • GTJ REIT, Inc., a Maryland corporation, Manager By: Name: Title: President WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: Name: Title: President 3

 GTJ REALTY, LP, a Delaware limited partnership By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: Name: Title: President Address for each Indemnitor: 60 Hempstead Avenue, Suite 718 West Hempstead, New York 11552 4

 EXHIBIT A The property referred to in this Environmental Indemnity is situated in the County of Morris, State of New Jersey, and is legally described as follows: THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE BOROUGH OF MORRIS PLAINS, COUNTY OF MORRIS, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS: TRACT 1 FEE PARCEL: BEGINNING AT AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR., SURVEYOR, NJ #25048, MORRISTOWN”, SET IN THE SOUTHERLY LINE OF LANDS HEREINDESCRIBED WHERE THE SAME IS INTERSECTED BY THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF PAR THREE PROPERTIES, INC. AS DESCRIBED IN DEED BOOK 2545 AT PAGE 491, SAID POINT BEING DISTANT 693.92 FEET AS MEASURED IN A NORTHERLY DIRECTION ALONG THE EASTERLY LINE OF PAR THREE PROPERTIES, INC. FROM A DRILL HOLE SET AT ITS INTERSECTION WITH THE NORTHERLY SIDELINE OF EAST HANOVER AVENUE, VARIABLE WIDTH RIGHT OF WAY, AND FROM SAID POINT RUNNING; THENCE, 1) ALONG PAR THREE PROPERTIES, INC., NORTH 74 DEGREES 03 MINUTES 20 SECONDS WEST 276.13 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET IN THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF CONRAIL, FORMERLY NEW JERSEY TRANSIT- MORRIS & ESSEX LINE; THENCE, 2) ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 920.93 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR., SURVEYOR, NJ #25048, MORRISTOWN”, SET WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LANDS HEREINDESCRIBED AND LANDS NOW OR FORMERLY OF BAKER-FIRESTONE PROPERTIES LIMITED PARTNERSHIP AS DESCRIBED IN DEED BOOK 2765 AT PAGE 517 SAID PROPERTY DESIGNATED AS LOT E AS SHOWN ON A MAP ENTITLED “FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK”, FILED IN THE MORRIS COUNTY CLERK’S OFFICE ON JUNE 7, 1989 AS MAP NO. 4767; THENCE, 3) ALONG LOT E, NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 70.12 FEET TO A MAG NAIL 4) WITH DISC, IDENTIFIED “RlCHARD F SMITH JR. PLS25048”, SET; THENCE, 5) SOUTH 32 DEGREES 52 MINUTES 58 SECONDS EAST 162.34 FEET TO A POINT; THENCE, 6) ALONG LOT E AND THEN ALONG LOT D AS SHOWN ON THE AFOREMENTIONED FILED MAP, SOUTH 57 DEGREES 43 1 MINUTES 18 SECONDS EAST 284.12 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 7) NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 19.68 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET AT A POINT OF CURVATURE IN THE SAME; THENCE, 8) ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 30.00 FEET, A CENTRAL ANGLE OF 40 DEGREES 30 MINUTES 02 SECONDS, AN ARC LENGTH OF 21.21 FEET, SAID CURVE BEARING A CHORD OF SOUTH 74 DEGREES 28 MINUTES 19 SECONDS EAST, A CHORD DISTANCE OF 20.77 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 9) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 78.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR., SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 5

 10) SOUTH 54 DEGREES 13 MINUTES 18 SECONDS EAST 108.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 11) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 60.00 FEET TO A CORNER IN THE SAME; THENCE, 12) SOUTH 54 DEGREES 13 MINUTES 18 SECONDS EAST 36.00 FEET TO A CORNER IN THE SAME; THENCE, 13) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 18.00 FEET TO A CORNER IN THE SAME; THENCE, 14) SOUTH 28 DEGREES 13 MINUTES 18 SECONDS EAST 42.00 FEET TO A CORNER IN THE SAME; THENCE, 15) ALONG LOT D AND THEN ALONG LOT A AS SHOWN ON THE AFOREMENTIONED FILED MAP, SOUTH 00 DEGREES 57 MINUTES 07 SECONDS EAST 308.57 FEET TO A CORNER IN THE SAME; THENCE, 16) SOUTH 29 DEGREES 25 MINUTES 25 SECONDS WEST 144.75 FEET TO A MAG NAIL WITH DISC, IDENTIFIED RlCHARD F SMITH JR. PLS25048”, SET; THENCE, 17) SOUTH 85 DEGREES 16 MINUTES 34 SECONDS WEST 60.66 FEET TO DRILL HOLE, SET; THENCE, 18) SOUTH 64 DEGREES 49 MINUTES 45 SECONDS WEST 23.48 FEET TO THE POINT AND PLACE OF BEGINNING. THIS PROPERTY IS KNOWN AS LOT C AS SHOWN ON A MAP ENTITLED “FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK”, FILED IN THE MORRIS COUNTY CLERK’S OFFICE ON JUNE 7,1989 AS MAP NO. 4767. TRACT 1 EASEMENT PARCEL: TOGETHER WITH THE BENEFITS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR AMERICAN ENTERPRISE PARK DATED MARCH 13, 1989 AND RECORDED MAY 26, 1989 IN DEED BOOK 3134, PAGE 189. TOGETHER WITH THOSE RIGHTS AS ESTABLISHED IN THAT CERTAIN EASEMENT AGREEMENT AMONG WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. AND WU/LH 500 AMERICAN L.L.C. DATED FEBRUARY 25, 2008, RECORDED MARCH 6, 2008 IN THE MORRIS COUNTY CLERK’S OFFICE IN DEED BOOK 21030, PAGE 867. TRACT 2 FEE PARCEL: BEGINNING AT AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET IN THE WESTERLY SIDELINE OF NEW JERSEY STATE HIGHWAY ROUTE NO. 178, UNIMPROVED, WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LOT D AND LOT E AS SHOWN ON “FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PAP-K”, FILED IN THE MORRIS COUNTY CLERK’S OFFICE ON JUNE 7, 1989 AS MAP NO. 4767, DISTANT THE FOLLOWING THREE COURSES MEASURED ALONG SAID SIDELINE FROM THE INTERSECTION OF ROUTE 178 WITH THE WESTERLY SIDELINE OF THE AMERICAN ROAD AS CREATED BY “FINAL PLAT, PROPERTY OF SOUTH CRESCENT PROPERTIES INC.”, FILED IN THE MORRIS COUNTY CLERK’S OFFICE ON JULY 18, 1977 AS MAP NO. 3616, A) NORTH 27 DEGREES 50 MINUTES 48 SECONDS WEST 57.59 FEET TO A POINT; THENCE, B) NORTH 26 DEGREES 01 MINUTE 59 SECONDS WEST 678.61 FEET TO A POINT; THENCE, C) NORTH 31 DEGREES 28 MINUTES 35 SECONDS WEST 470.65 FEET TO THE TRUE POINT AND PLACE OF BEGINNING; THENCE, 1) ALONG LOT D, SOUTH 58 DEGREES 31 MINUTES 25 SECONDS WEST 50.00 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 6

 2) CONTINUING ALONG LOT D, NORTH 31 DEGREES 24 MINUTES 21 SECONDS WEST 59.76 FEET TO A MAG NAIL WITH DISC, IDENTIFlED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 3) CONTINUING ALONG LOT D, SOUTH 57 DEGREES 07 MINUTES 02 SECONDS WEST 490.87 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 4) CONTINUING ALONG LOT D, SOUTH 61 DEGREES 37 MINUTES 40 SECONDS WEST 27.53 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 5) CONTINUING ALONG LOT D, SOUTH 32 DEGREES 16 MINUTES 42 SECONDS WEST 20.41 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET IN THE LINE OF LOT C AS SHOWN ON SAID FILED MAP; THENCE, 6) ALONG LOT C, NORTH 57 DEGREES 43 MINUTES 18 SECONDS WEST 36.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 7) CONTINUING ALONG LOT C, NORTH 29 DEGREES 17 MINUTES 58 SECONDS WEST 11.57 FEET TO A POINT; THENCE, 8) CONTINUING ALONG LOT C, NORTH 32 DEGREES 52 MINUTES 58 SECONDS WEST 162.34 FEET TO A MAG NAIL WITH DISC, IDENTIFIED “RICHARD F SMITH JR. PLS25048”, SET; THENCE, 9) CONTINUING ALONG LOT C, SOUTH 85 DEGREES 16 MINUTES 40 SECONDS WEST 70.12 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET IN THE EASTERLY SIDELINE OF CONRAIL, FORMERLY NEW JERSEY TRANSIT MORRIS & ESSEX DIVISION, MAIN LINE; THENCE, 10) ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 62.39 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 11) CONTINUING ALONG CONRAIL, NORTH 77 DEGREES 25 MINUTES 20 SECONDS WEST 105.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED “RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN”, SET; THENCE, 12) CONTINUING ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 270.60 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET; THENCE, 13) CONTINUING ALONG CONRAIL, SOUTH 78 DEGREES 33 MINUTES 20 SECONDS EAST 20.82 FEET TO AN IRON ROD WITH, IDENTIIFIED AS AFORESAID, SET; THENCE, 14) CONTINUING ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 230.50 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LANDS HEREINDESCRIBED AND LANDS NOW OR FORMERLY OF JERSEY CENTRAL POWER & LIGHT DESCRIBED IN DEED BOOK G-65 AT PAGE 112; THENCE, 15) ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 130.25 FEET TO AN IRON PIPE; THENCE, 16) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 110.38 FEET TO AN IRON PIPE WHERE THE SAME IS INTERSECTED BY OTHER LANDS NOW OR FORMERLY OF JERSEY CENTRAL POWER & LIGHT DESCRIBED IN DEED BOOK G- 52 AT PAGE 89; THENCE, 17) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, SOUTH 79 DEGREES 06 MINUTES 55 SECONDS EAST 100.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET; THENCE, 18) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 100.00 FEET TO A POINT IN THE SOUTHERLY LINE OF AN UNNAMED ROAD CONVEYED TO BOROUGH OF MORRIS PLAINS PER DEED BOOK P-53 AT PAGE 107; THENCE, 19) ALONG SAID UNNAMED ROAD, SOUTH 79 DEGREES 06 MINUTES 55 SECONDS EAST 235.14 FEET TO A CONCRETE MONUMENT, SET IN THE WESTERLY SIDELINE OF NEW JERSEY STATE HIGHWAY ROUTE 178; THENCE, 20) ALONG ROUTE 178, SOUTH 32 DEGREES 52 MINUTES 58 SECONDS EAST 669.64 FEET TO AN IRON ROD; THENCE 21) CONTINUING ALONG ROUTE 178, SOUTH 31 DEGREES 28 MINUTES 35 SECONDS EAST 73.85 FEET TO THE POINT AND PLACE OF BEGINNING. 7

 THIS PROPERTY IS KNOWN AS LOT E AS SHOWN ON A MAP ENTITLED “FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK”, FILED IN THE MORRIS COUNTY CLERK’S OFFICE ON JUNE 7,1989 AS MAP NO. 4767. TRACT 2 EASEMENT PARCEL: TOGETHER WITH THE BENEFITS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR AMERICAN ENTERPRISE PARK DATED MARCH 13, 1989 AND RECORDED MAY 26, 1989 IN DEED BOOK 3134, PAGE 189. TOGETHER WITH THOSE RIGHTS AS ESTABLISHED IN THAT CERTAIN EASEMENT AGREEMENT AMONG WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. AND WU/LH 500 AMERICAN L.L.C. DATED FEBRUARY 25,2008, RECORDED MARCH 6, 2008 IN THE MORRIS COUNTY CLERK’S OFFICE IN DEED BOOK 21030, PAGE867. BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY): TRACT 1: Block 11, Lot 1.03 on the official tax map of the BOROUGH OF MORRIS PLAINS, County of Morris, State of New Jersey TRACT 2: Block 11, LOt 1.05 on the official tax map of the BOROUGH OF MORRIS PLAINS, County of Morris, State of New Jersey. 8